UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2015

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (203) 499-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 14d-2(b))

☐	Pre-commencement communications pursuant to Rule eye-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Massachusetts Department of Public Utilities Issues Final Decision on Merger

On December 15, 2015, the Massachusetts Department of Public Utilities issued a final decision in D.P.U. 15-26 (the “Final Decision”) approving the merger transaction involving UIL Holdings Corporation (“UIL”), Iberdrola USA, Inc. (“Iberdrola USA”) and Green Merger Sub, Inc., a wholly-owned subsidiary of Iberdrola USA. A copy of the Final Decision is attached hereto as Exhibit 99.1. All required regulatory and shareowner approvals for the merger have now been obtained.

For further information regarding the transaction, please refer to the Definitive Proxy Statement filed by UIL with the Securities and Exchange Commission (“SEC”) in connection with the merger on November 12, 2015 and the other documents filed by UIL and Iberdrola USA with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Final Decision of the Massachusetts Department of Public Utilities in D.P.U. 15-26, dated December 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2015

UIL HOLDINGS CORPORATION
Registrant

By	/s/ Sigrid Kun

Sigrid Kun
Vice President
and Corporate Secretary